SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

Florida Business BancGroup, Inc.

(Name of Registrant as Specified In Its Charter)

Amy Sinelli, Esq., Igler & Dougherty, P.A.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

                               Not Applicable.

(2)	Aggregate number of securities to which transaction applies:

                               Not Applicable.

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                               Not Applicable.

(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

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(4)	Date Filed:

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NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 16, 2002
PROXY STATEMENT
PRINCIPAL STOCKHOLDERS
BENEFICIAL STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
BOARD OF DIRECTORS MEETING
COMMITTEES OF THE BOARD OF DIRECTORS
PROPOSAL I — ELECTION OF DIRECTORS
DIRECTOR NOMINEES CLASS II DIRECTORS TERMS EXPIRING IN 2002
CONTINUING DIRECTORS CLASS I DIRECTORS TERMS EXPIRING IN 2003
CLASS III DIRECTORS TERMS EXPIRING IN 2003
CLASS I DIRECTORS TERMS EXPIRING IN 2004
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
PROPOSAL II — RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002
PROPOSAL III — ADJOURNMENT OF ANNUAL MEETING
SHAREHOLDER PROPOSALS
NOTICE OF BUSINESS TO BE CONDUCTED AT AN ANNUAL MEETING AND SHAREHOLDER NOMINATIONS
SOLICITATION
OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING
AVAILABILITY OF OTHER INFORMATION
REVOCABLE PROXY

[Florida Business BancGroup, Inc. Letterhead]

March 15, 2002

Dear Fellow Shareholders:

     It is our pleasure to invite you to attend Florida Business BancGroup Inc.’s 2002 Annual Meeting of Shareholders. This year’s Annual Meeting will be held at the Profusion Restaurant, Second Floor, International Plaza, 2223 North West Shore Boulevard, Tampa, Florida 33607, on Tuesday, April 16, 2002, at 3:00 p.m., Eastern Time.

     The Notice of the Annual Meeting of Shareholders and Proxy Statement attached to this letter describe the formal business that will be transacted at the Annual Meeting and provide material information concerning that business. Directors and officers of Florida Business BancGroup, Inc., as well as a representative of the accounting firm, Hacker, Johnson & Smith, P.A., will be present at the Annual Meeting to respond to your questions.

     YOUR VOTE IS IMPORTANT. Please sign and date the enclosed Proxy Card promptly and return it in the postage-paid envelope that has been provided. Should you attend the Annual Meeting and prefer to vote in person, you will be given that opportunity.

     On behalf of the Board of Directors and all the employees of Florida Business BancGroup, Inc., we look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ A. Bronson Thayer A. Bronson Thayer Chairman of the Board

[Florida Business BancGroup, Inc. Letterhead]

NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 16, 2002

     NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Shareholders of Florida Business BancGroup, Inc. (“Annual Meeting”), will be held at the Profusion Restaurant, Second Floor, International Plaza, 2223 North West Shore Boulevard, Tampa, Florida 33607, on April 16, 2002, at 3:00 p.m., Eastern Time to consider the following proposals:

Proposal I	The election of three Class II members of the Board of Directors, each for three year terms;

Proposal II	The ratification of the appointment of Hacker, Johnson & Smith, P.A. as the independent auditors for Florida Business BancGroup, Inc., and its wholly-owned subsidiary, for the fiscal year ending December 31, 2002;

Proposal III	The adjournment of the Annual Meeting to solicit additional proxies in the event there are not sufficient votes to approve any of the foregoing Proposals; and

     To transact any other business that properly comes before the Annual Meeting, or any adjournment thereof.

     The Board of Directors has fixed the close of business on March 4, 2002, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. Only holders of common stock of record at that time will be entitled to vote at the Annual Meeting, or any adjournment thereof. In the event that there are insufficient votes to approve any Proposal at the Annual Meeting, the Annual Meeting may be adjourned pursuant to Proposal III, to permit further solicitation of proxies by Florida Business BancGroup, Inc.

By Order of the Board of Directors,

/s/ Marti J. Warren Marti J. Warren Corporate Secretary

Tampa, Florida
March 15, 2002

FLORIDA BUSINESS BANC GROUP, INC.

2202 North West Shore Boulevard, Suite 150
Tampa, Florida 33607

PROXY STATEMENT

GENERAL INFORMATION

Annual Meeting

DATE:	April 16, 2002
TIME:	3:00 p.m. Eastern Time
LOCATION:	Profusion Restaurant, Second Floor, International Plaza, 2223 North West Shore Boulevard, Tampa, Florida 33607

Solicitation and Voting of Proxies

     This Proxy Statement and the accompanying Proxy Card are being furnished to shareholders of record as of the close of business on March 4, 2002, in connection with the solicitation of proxies by the Board of Directors of Florida Business BancGroup, Inc. (“Florida BancGroup”), the parent holding company of Bay Cities Bank (“Bay Cities” or “Bank”). Proxies obtained by the Board of Directors will be voted at Florida BancGroup’s 2002 Annual Meeting of Shareholders (“Annual Meeting”). Florida BancGroup’s Annual Report, which includes the financial statements for the fiscal year ended December 31, 2001, accompanies this Proxy Statement, which is first being mailed to shareholders on or about March 15, 2002.

     Regardless of the number of shares of common stock that you own, it is important that your shares be represented by proxy or that you be present at the Annual Meeting. To vote by proxy, please indicate your preference in the spaces provided on the enclosed Proxy Card and return it signed and dated, in the enclosed postage-paid envelope. Proxies obtained by the Board of Directors will be voted in accordance with the directions given therein. Where no instructions are given, proxies will be voted:

“FOR” the Election of Three Class II Director Nominees;

“FOR” the Ratification of the Appointment of Hacker, Johnson & Smith, P.A. as the Independent Auditor for the fiscal year ending December 31, 2002; and

“FOR” the Adjournment of the Annual Meeting to solicit additional proxies if there are not sufficient votes to approve any of the Proposals.

1

     The Board of Directors knows of no additional business that will be presented for consideration at the Annual Meeting. Unless you indicate otherwise, however, execution of the enclosed Proxy Card confers discretionary authority upon the designated proxy holders to vote your shares in accordance with their best judgment on any other business that may properly come before the Annual Meeting, or any adjournment thereof.

     It is important that your proxy be returned promptly. Therefore, whether or not you plan to be present at the Annual Meeting, please complete, sign and date the enclosed Proxy Card and return it in the enclosed postage-paid envelope.

Revocation of Proxy

     Your presence at the Annual Meeting will not automatically revoke your proxy. You may revoke your proxy at any time prior to its exercise by simply:

•	Delivering a written notice of revocation to Florida BancGroup;

•	Delivering a duly executed proxy bearing a later date to Florida BancGroup; or

•	Attending the Annual Meeting and voting in person

Voting Procedures

     Our Bylaws do not provide for cumulative voting. Under the Florida Business Corporation Act (“Act”), directors are elected by a plurality of the votes cast at a meeting at which a quorum is present. Our Bylaws provide that a majority of shares entitled to vote and represented in person or by proxy at a shareholder meeting constitutes a quorum. Therefore, each shareholder of record on the record date has the right to vote, in person or by proxy, the number of shares he or she owns for as many director nominees as there are directors to be elected. For example, if you own five shares, you may vote a maximum of five shares for each director to be elected.

     Other matters are approved if affirmative votes cast for a proposal exceed the votes cast against that proposal at a meeting at which a quorum is present, unless a greater number of affirmative votes or voting by classes is required by the Act or our Articles of Incorporation. Abstentions and broker non-votes have no effect under the Act.

     If your shares are held in “street name,” under certain circumstances your brokerage firm may vote your shares. Brokerage firms have authority to vote their customers’ shares on certain “routine” matters, including the election of directors. When a brokerage firm votes its customers’ shares on routine matters, these shares are also counted for purposes of establishing a quorum to conduct business at the meeting. A brokerage firm cannot vote its customer’s shares on non-routine matters. Accordingly, these shares are not counted as votes against a non-routine matter, but rather not counted at all for these matters. We, therefore, encourage you to provide instructions to your brokerage firm as to how your proxy should be voted. This ensures your shares will be voted at the Annual Meeting.

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FLORIDA BUSINESS BANCGROUP, INC. • PROXY STATEMENT 2202 North West Shore Boulevard, Suite 150 • Tampa, Florida 33607

     The close of business on March 4, 2002, has been fixed by the Board of Directors as the “record date” for determination of shareholders entitled to notice of, and to vote at, the Annual Meeting, and any adjournment thereof. On the record date, there were 1,320,700 shares of Florida BancGroup outstanding, held by approximately 265 shareholders.

PRINCIPAL STOCKHOLDERS

     The following table contains information regarding the only people, other than our directors and executive officers listed below, known to us to be the beneficial owners of 5% or more of the outstanding shares of Florida BancGroup common stock as of the record date.

Name and Address of	Number of Shares	Right to	Percent
Beneficial Owner	Owned	Acquire	of Class

Gordon A. Cain
8 Greenway Plaza, Suite 702
Houston, Texas 77019	100,000	100,000	14.07%

BENEFICIAL STOCK OWNERSHIP OF
DIRECTORS AND EXECUTIVE OFFICERS

     The following table contains information regarding the current beneficial ownership of each director nominee, continuing director and non-director executive officer of Florida BancGroup common stock as of the record date. The percentage of shares held by each person reflects the number of shares that person currently owns, plus the number of shares that person has the right to acquire.

Name and Address of	Number of Shares		Right to		Percent
Beneficial Owner	Owned(3)		Acquire(4)		of Class

Johnny R. Adcock(1)
1116 Flores de Avila
Tampa, FL 33613	25,000		27,500		3.89

John C. Bierley(1)
5414 Lykes Lane
Tampa, FL 33611	35,000	(5)	47,000	(5)	6.00

Gregory W. Bryant(1)(2)
13023 Whisper Sound Drive
Tampa, FL 33624	2,500		32,500		2.23

Frank G. Cisneros(1)
4918 Lyford Cay Road
Tampa, FL 33629	50,000	(6)	62,000	(6)	8.10

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FLORIDA BUSINESS BANCGROUP, INC. • PROXY STATEMENT 2202 North West Shore Boulevard, Suite 150 • Tampa, Florida 33607

	Number			% of
Name and Address of	of Shares	Right to		Beneficial
Beneficial Owner	Owned(3)	Acquire(4)		Ownership

Lawrence H. Dimmitt, III(1)
1015 Bay Esplanade
Clearwater Beach, FL 33756	30,000	42,000		5.28

Jeff Huenink(1)
2758 Heron Place
Clearwater, FL 33762	20,000	25,000		3.34

Robert A. Monroe(1)
1206 Parrilla de Avila
Tampa, FL 33613	25,000	30,000		4.07

Eric M. Newman(1)
401 Royal Poinciana Drive
Tampa, FL 33609	25,000 (7)	37,000	(7)	4.57

Eiji Sadato(1)
3815 Scovil Lane
Valrico, FL 33594	30,000	32,500		4.62

A. Bronson Thayer(1)(2)
P.O. Box 429
Thonotossassa, FL 33592	75,000 (8)	87,000	(8)	11.51

Marti J. Warren(2)
3107 Lakestone Drive
Tampa, FL 33618	—	13,500		0.83

Directors and Executive Officers as a Group (11 persons)	317,500	436,000		42.89%

(1)	Florida BancGroup director.
(2)	Florida BancGroup executive officer.
(3)	Includes shares for which the named person:
•	has sole voting and investment power.
•	has shared voting and investment power with a spouse.
•	holds in an IRA or other retirement plan; but does not include shares that may be acquired by exercising warrants or stock options.
(4)	Includes shares that may be acquired by exercising warrants or stock options.
(5)	Includes 20,000 shares and 20,000 warrants owned by Mr. Bierley’s spouse.
(6)	Includes 4,600 shares and 4,600 warrants owned by Mr. Cisneros’ spouse’s IRA.
(7)	Is an officer and shareholder of the general partner of a limited partnership that owns 25,000 shares and 25,000, of the 37,000 warrants.
(8)	Includes 25,000 shares and 25,000 warrants owned by Mr. Thayer’s spouse.

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FLORIDA BUSINESS BANCGROUP, INC. • PROXY STATEMENT 2202 North West Shore Boulevard, Suite 150 • Tampa, Florida 33607

BOARD OF DIRECTORS MEETINGS

     During the year ended December 31, 2001, Florida BancGroup’s Board of Directors held four meetings. All of Florida BancGroup’s directors attended at least 75% of the meetings of the Board of Directors and those Board committees on which that director served, except Jeff Huenink who attended two out of four Board meetings that he was eligible to attend.

COMMITTEES OF THE BOARD OF DIRECTORS

     Florida BancGroup’s Board has two standing committees, while Bay Cities has five standing committees. Their duties are described as follows:

     Executive Loan Committee (Bay Cities only) — The Executive Loan Committee is responsible for ensuring the soundness of Bay Cities’ credit policy and adherence to lending policies and compliance with applicable laws, rules and regulations. To fulfill these responsibilities, the Executive Loan Committee reviews the adequacy of Bay Cities’ credit policy on at least an annual basis, reviews all large loans and monitors the performance of the loan portfolio on an ongoing basis. Monroe E. Berkman, Troy A. Brown, Gregory W. Bryant, Chris Peifer and A. Bronson Thayer serve on the Executive Loan Committee.

     Asset/Liability and Investment Committee (Bay Cities only) — The Asset/Liability and Investment Committee is responsible for ensuring the soundness of Bay Cities’ investment policy and asset/liability management policy, conformance to those policies and compliance with applicable laws, rules and regulations. To fulfill these responsibilities, the committee reviews the adequacy of the investment and asset/liability management policies on at least an annual basis. The committee also monitors performance of the investment portfolio, Bay Cities’ liquidity position, and its interest rate sensitivity position. The Asset/Liability and Investment Committee is composed of John C. Bierley, Anthony J. Borrell, Gregory W. Bryant, Chris Peifer, A. Bronson Thayer and Marti J. Warren (non-director member).

     Audit Committee (Florida BancGroup and Bay Cities) — The Audit Committees are responsible for ensuring that an adequate audit program exists and that Company personnel are operating in conformance with all applicable laws, rules and regulations. Bay Cities’ Audit Committee is responsible for the integrity of the internal loan review system. Monroe E. Berkman, John C. Bierley, Troy A. Brown, Margaret Hunt and A. Bronson Thayer serve on Bay Cities’ Audit Committee. Florida BancGroup’s Audit Committee reviews our auditing, accounting, financial reporting and internal control functions in accordance with our charter adopted by the Board of Directors on July 27, 2000. This committee recommends Florida BancGroup’s independent auditor and reviews our services. Florida BancGroup’s Audit Committee is comprised of Johnny R. Adcock, John C. Bierley, Frank G. Cisneros, Robert A. Monroe and Eric M. Newman, all of whom are nonemployee directors. In 2001, Florida BancGroup’s Audit Committee held four meetings. As part of its duties, the Audit Committee reviewed and discussed with Florida BancGroup’s management and independent auditors:

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FLORIDA BUSINESS BANCGROUP, INC. • PROXY STATEMENT 2202 North West Shore Boulevard, Suite 150 • Tampa, Florida 33607

     Our audited financial statements for the fiscal year ended December 31, 2001;

•	Those matters required to be discussed by Statement on Auditing Standards 61; and

•	The written disclosures and letter from the independent auditor regarding its independence as required by Independence Standards Board Standard No. 1.

     Audit and All Other Fees. The aggregate fees billed for professional audit services by Hacker, Johnson and Smith, P.A. in 2001 was $29,200. No other accounting services, other than tax-related services totaling $3,500, were billed to Florida BancGroup in 2001.

     Compensation Committee (Florida BancGroup and Bay Cities) — The Compensation Committees are responsible for ensuring that our compensation policies are effectively meeting their objectives. Compensation is reviewed on an annual basis, or more frequently if necessary. Bay Cities’ Compensation Committee is composed of Monroe E. Berkman, Anthony J. Borrell, Margaret Hunt, Chris Peifer and A. Bronson Thayer. Florida BancGroup’s Compensation Committee is comprised of Johnny R. Adcock, Lawrence H. Dimmitt, Robert A. Monroe, and Eric M. Newman. In 2001, Florida BancGroup’s Compensation Committee held one meeting.

PROPOSAL I — ELECTION OF DIRECTORS

     The Board of Directors is presently comprised of ten members. Florida BancGroup’s Articles of Incorporation provide that directors shall be divided into three classes, which each serve for staggered three-year terms. This year, three Class II directors are to be elected. To the best of our knowledge, no director nominee is being proposed for election pursuant to any agreement between that person and any other person. Class II directors are being elected because the term of that class has expired.

     The three nominees named herein have indicated that they are willing to stand for election and to serve as directors if elected. Should a director nominee become unable or unwilling to serve, proxies will be voted for the election of such other person as the Board of Directors may choose to nominate.

     The affirmative vote of a plurality of the votes cast at the Annual Meeting is needed to elect a director. Abstentions and withheld votes will have the same effect as votes against a director nominee.

DIRECTOR NOMINEES
CLASS II DIRECTORS
TERMS EXPIRING IN 2002

     John C. Bierley, age 65: Mr. Bierley has been a partner in the firm of Smith, Clark, Delesie, Bierley, Mueller & Kadyk, specializing in international law, since 1997. Prior to that, Mr. Bierley was a partner in the firm of MacFarlaine, Ferguson & McMullen. He received his Bachelors of Arts and Juris Doctorate from the University of Florida. He is also been a director of Cayman National Bank, Ltd. a position he has held since 1973. Mr. Bierley was previously a director of GulfBay Bank of Florida from 1988 to 1992 and SouthTrust Bank of West Florida from 1992 to 1995. Mr. Bierley has been a Director with us and Bay Cities since our organization.

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FLORIDA BUSINESS BANCGROUP, INC. • PROXY STATEMENT 2202 North West Shore Boulevard, Suite 150 • Tampa, Florida 33607

     Robert A. Monroe, age 65: Mr. Monroe has been the President of Leonine Workshop, Inc., a sales, marketing and diversity-issues consulting firm in Tampa, Florida since 1995. Prior to his affiliation with Leonine, Mr. Monroe spent 31 years with Joseph E. Seagram & Sons, Inc., where he held numerous sales and marketing positions, culminating in his serving as Executive Vice President, Diversity, reporting directly to the President and Chief Executive Officer. He received a Bachelors of Business Administration from Hofstra University, Long Island, New York. Mr. Monroe is active in a wide variety of Tampa Bay civic and charitable activities, including the Tampa Bay Male Club and the Tampa Bay Performing Arts Center. Mr. Monroe has been a Director of Florida BancGroup since April 2000.

     Eric M. Newman, age 53: Mr. Newman is President of J.C. Newman Cigar Company and has been with that company for over 25 years. Mr. Newman actively serves in the community as the President of the Cigar Manufacturers Association of Tampa, Vice President of Congregation Schaarai Zedek, and as a member of the Boards of the Merchants Association of Florida and the Cigar Association of America. Mr. Newman was also selected as a Community Hero to carry the 1996 Olympic Torch. Mr. Newman received a Bachelor of Arts degree from the University of the South, and a Masters of Business Administration from Emory University. Mr. Newman also has business interests in the Luis Martinez Cigar Company and SERCO Company. Mr. Newman has been a resident of Hillsborough County, Florida since 1954. Mr. Newman has been a Director since our inception.

CONTINUING DIRECTORS
CLASS I DIRECTORS
TERMS EXPIRING IN 2003

     Frank G. Cisneros, age 59: Mr. Cisneros currently serves as President of West Shore Holdings, Inc. Mr. Cisneros was President and Chief Executive Officer of Marman USA, Inc. from 1953 until 2001. Prior to that, Mr. Cisneros served as Chairman of the Board of Micro-Flo Co., Inc. Mr. Cisneros attended the University of Villanova, Havana, Cuba, and is a graduate of the University of Tampa. He was a former director of the Gulf Bay Bank of Tampa and SouthTrust Bank of West Florida and served as the director of the Society of International Business Fellows. He has also served on the Board of Governors of the Greater Tampa Chamber of Commerce as a Board member of the United Way of Tampa, the American Red Cross and the Jesuit High School Foundation. Mr. Cisneros currently serves as Trustee for the Academy of the Holy Names Foundation, Museum of Science and Industries (MOSI), the Henry B. Plant Museum, and was King XVII of the Krewe of the Knights of Saint Yago. Mr. Cisneros has been a resident of Hillsborough County, Florida since 1961. Mr. Cisneros has been a Director with us since our inception.

     Lawrence H. Dimmitt, III, age 55: The Dimmitt family has been in the automobile dealership business in Clearwater, Florida for over 75 years. Mr. Dimmitt has been the owner and operator of Dimmitt Chevrolet for over 25 years. He received his undergraduate degree from the University of the South and attended graduate school at Emory University. Mr. Dimmitt serves on the Chevrolet National Dealer Council and has served as President of the Clearwater Auto Dealer’s Association. He is a past director of Bank of Clearwater and First Florida Bank of Clearwater. Mr. Dimmitt is a lifelong resident of Pinellas County, Florida. Mr. Dimmitt has been a Director with us since our inception.

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FLORIDA BUSINESS BANCGROUP, INC. • PROXY STATEMENT 2202 North West Shore Boulevard, Suite 150 • Tampa, Florida 33607

CLASS III DIRECTORS
TERMS EXPIRING IN 2003

     Gregory W. Bryant, age 38: Mr. Bryant has been the President of Florida BancGroup and the President and Chief Executive Officer of Bay Cities since January 2001. He first joined Bay Cities as its Executive Vice President and Senior Lender in October 1999. Immediately prior to that, he was an account executive with GE Capital. From 1986 to 1999, Mr. Bryant was with SouthTrust Bank, where he attained the position of Senior Vice President, Manager of Metro Banking. He received a Bachelors of Science from Jacksonville State University and graduated from the University of Colorado’s Graduate School of Banking in 1998. Mr. Bryant is active in the Idlewild Baptist Church and other Tampa civic activities.

CLASS I DIRECTORS
TERMS EXPIRING IN 2004

     Johnny R. Adcock, age 57: Mr. Adcock has been President of Adcock Financial Group since 1990. Mr. Adcock received a degree in Business Administration from Auburn University in 1967 and became a member of the American Society of Charter Life Underwriters in 1972. Mr. Adcock formerly served as Chairman of the Board of Directors of the Northside Bank of Tampa and from 1987 to 1996, served on the Board of Directors of the Tampa Sports Authority. Mr. Adcock has been a Director with Florida BancGroup since April 2000.

     Jeff Huenink, age 44: Mr. Huenink was born in Chicago, Illinois and currently resides in Clearwater, Florida. A graduate of the University of South Florida, Mr. Huenink has been a consultant to MacGray, Boston, Massachusetts, since 1997 and serves as a director of TransWorld Electronics, a manufacturer of computer chips. From 1978 to 1997, Mr. Huenink served as President of Sun Services of America, Inc. Mr. Huenink has been a Director with us since April 2000.

     Eiji Sadato, age 34: Mr. Sadato was born in Kobe, Japan and presently resides in Valrico, Florida. Mr. Sadato has been the President of Tampa Bay International Sports School, Inc. since 1988 and the Executive Vice President of Sungreene, Inc., a sports marketing and real estate development company since 1997. Mr. Sadato has been a Director with us since April 2000.

     A.     Bronson Thayer, age 62: Mr. Thayer has been Managing Director of the Investment Counsel Company since 1997. Prior to that, Mr. Thayer was Chairman and Chief Executive Officer of First Florida Banks, Inc. He has also served as Executive Vice President and Chief Financial Officer of Lykes Bros., Inc. and as Vice President of Dominick & Dominick, Inc. Mr. Thayer is a graduate of Harvard College and received his MBA from New York University. He currently serves as a director of Lykes Bros., Inc. Mr. Thayer has also served on the Boards of the Jacksonville Branch of the Federal Reserve Bank of Atlanta, LTV Corp., American Ship Building and Enron Corporation. Mr. Thayer has been a resident of Hillsborough County, Florida since 1972. Mr. Thayer has been Chief Executive Officer and Chairman of the Boards of Florida BancGroup and Bay Cities since inception.

The Board of Directors Recommends that the Shareholders
Vote “For” the Election of the Three Class II Director Nominees
Each for Three Year Terms.

8

FLORIDA BUSINESS BANCGROUP, INC. • PROXY STATEMENT 2202 North West Shore Boulevard, Suite 150 • Tampa, Florida 33607

EXECUTIVE COMPENSATION

     Compensation Philosophy — Bay Cities’ Board of Directors believes that there is a close relationship between the financial interests of our shareholders and of our officers and key employees. The Bank Board further believes that compensation for officers and key employees should be structured in such a way that total compensation consists of a base salary, as well as short- and long-term incentive awards. To that end, it has have created a compensation program which provides for base salaries at the Bank that are believed to be competitive within the industry for persons with comparable responsibilities, combined with annual cash bonuses tied to reaching specific performance goals, as well as long-term stock options awards.

     Executive Base Salary — Base salaries for executive officers of Bay Cities are established primarily through the use of peer group salary evaluations. The Board of Directors utilizes published compensation studies with regard to compensation levels and practices of comparable commercial banks and financial institutions in order to formulate its recommendation regarding executive officer salaries. For the fiscal year ending December 31, 2001, the base salaries for Gregory W. Bryant, the current President of Florida BancGroup and Chief Executive Officer and President of Bay Cities, and Marti J. Warren, Chief Financial Officer of Florida BancGroup and Bay Cities were established using the Bank Board’s evaluation of salaries paid to executive officers with similar duties at comparable financial institutions. Executive officers of Florida BancGroup do not receive any salary in addition to their base salaries paid by the Bank.

     Annual Cash Bonus Awards — Cash bonuses awarded to executive officers, if any, are determined annually by the Board of Directors and are based primarily on Florida BancGroup’s financial results for that year. Objectives are established annually by the Board and cash bonus awards are determined in relationship to achievements relative to these objectives.

     Long-Term Compensation — Our long-term compensation plan is presently structured around the 2000 Key Employee Stock Compensation Program under which Bank employees receive stock in Florida BancGroup.

     Benefits — Officers of the Bank are provided hospitalization, major medical, short- and long-term disability, dental insurance and term life insurance under group plans on generally the same terms as are offered to all full-time employees. Florida BancGroup does not provide these benefits for its employees.

     Employment Contracts — Neither Florida BancGroup nor Bay Cities currently have any employment agreements with any of their officers or employees.

SUMMARY COMPENSATION TABLE

     The following Summary Compensation Table shows compensation information regarding A. Bronson Thayer, Chief Executive Officer of Florida BancGroup, Gregory W. Bryant, President of Florida BancGroup and Chief Executive Officer and President of Bay Cities, and Marti J. Warren, Chief Financial Officer of Florida BancGroup and Senior Vice President and Chief Financial Officer of Bay Cities. No other executive officer received compensation at a level required to be reported herein by SEC regulations.

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FLORIDA BUSINESS BANCGROUP, INC. • PROXY STATEMENT 2202 North West Shore Boulevard, Suite 150 • Tampa, Florida 33607

					LONG-TERM
		ANNUAL			COMPENSATION
		COMPENSATION			AWARDS

				Other	Securities
Name and				Annual	Underlying
Principal Position	Year	Salary	Bonus	Compensation	Options/SARs

A. Bronson Thayer	1999	—	—	—	—
Chief Executive Officer of Florida	2000	—	—	—	12,000
BancGroup	2001	—	—	—	—

Gregory W. Bryant
President of Florida BancGroup and	1999	18,590	3,000	—	—
Chief Executive Officer and	2000	100,417	22,000	—	10,000
President of Bay Cities	2001	124,551	25,000	—	15,000

Marti J. Warren
Chief Financial Officer of Florida
BancGroup and Chief Financial	1999	—	—	—	—
Officer and Senior Vice President	2000	—	—	—	—
of Bay Cities	2001	85,750	16,000	—	3,000

			Percent of Total
		Number of	Options
		Securities	Granted to
	Year of	Underlying Options	Employees in	Exercise or	Expiration
Name	Grant	Granted	the Fiscal Year	Base Price	Date

A. Bronson Thayer	1999	—	—	—	—
	2000	12,000	9%	$10.00/share	02/24/2010
	2001	—	—	—	—

Gregory W. Bryant	1999	—	—	—	—
	2000	10,000	44%	$10.00/share	04/07/2010
	2001	15,000	83%	$10.00/share	01/01/2011

Marti J. Warren	1999	—	—	—	—
	2000	—	—	—	—
	2001	3,000	17%	$10.00/share	01/25/2011

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FLORIDA BUSINESS BANCGROUP, INC. • PROXY STATEMENT 2202 North West Shore Boulevard, Suite 150 • Tampa, Florida 33607

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Certain directors, executive officers and principal shareholders (defined as individuals owning 5% or more of Florida BancGroup’s common stock) of Florida BancGroup and Bay Cities are customers of, and have banking relations with, Bay Cities. Loans made to these individuals are governed under the provisions of Section 22(h) of the Federal Reserve Act. Section 22(h) requires that any loans made by Bay Cities to such individuals, or to any related interest of such individuals, must: (i) be On substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with non-affiliated parties and; (ii) not involve more than the normal risk of repayment or present other unfavorable features. These restrictions do not affect preferential loans to full-time employees who are not directors or executive officers of Florida BancGroup.

     The following table sets forth information as to all directors and executive officers of the Company, including members of their immediate families and affiliated entities, who had loans in the aggregate of $60,000 or more during the year ended December 31, 2001.

Name and Related	Date of	Maturity	Highest Balance	Principal Balance	Interest Rate	Type of
Party	Loan	Date of Loan	During 2001	at 12/31/01	as of 12/31/01	Loan

Johnny R. Adcock	4/24/00	On Demand	$500,000	$415,000	LIBOR+1.0%	LOC

	4/24/00	On Demand	$100,000	$99,848	Prime	LOC

John C. Bierley	12/16/99	On Demand	$285,259	$100,000	Prime	LOC

Frank G. Cisneros
Juan C. Cisneros	1/28/00	On Demand	$17,338	$17,338	P + 1.0%	LOC

Certified Public Records Mgmt.	4/27/00	On Demand	$249,925	$249,925	Prime	LOC

West Shore Holdings	4/27/00	On Demand	$200,000	$185,000	Prime	LOC

Amelia Group, LLC	9/29/00	On Demand	$84,100	$3,000	Prime	LOC

Chris Peifer
Landmark Office, LLC	10/16/00	10/16/05	$1,196,695	$1,174,788	7.5%	CM

Note:  “CM” means commercial mortgage loan; “LOC” means line of credit.

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FLORIDA BUSINESS BANCGROUP, INC. • PROXY STATEMENT 2202 North West Shore Boulevard, Suite 150 • Tampa, Florida 33607

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     To the best of Florida BancGroup’s knowledge, during 2001, each of its directors, executive officers and beneficial owners of 10% of its common stock timely filed all reports required by Section 16(a) of the Securities Exchange Act of 1934.

PROPOSAL II — RATIFICATION OF THE APPOINTMENT OF THE
INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING
DECEMBER 31, 2002

     Following consultation with the Audit Committee, the Board of Directors intends to retain the accounting firm of Hacker, Johnson & Smith, P.A. as the independent auditor for Florida BancGroup and its subsidiaries for the fiscal year ending December 31, 2002. A representative from the firm is expected to be present at the Annual Meeting to make a statement and to respond to shareholder questions.

The Board of Directors Recommends that Shareholders Vote “For”
the Ratification of the Appointment of Hacker, Johnson & Smith, P.A. as the
Independent Auditor for the Fiscal Year Ending December 31, 2002.

PROPOSAL III — ADJOURNMENT OF ANNUAL MEETING

     The Board of Directors seeks your approval to adjourn the Annual Meeting in the event that there are not a sufficient number of votes to approve Proposals I or II at the Annual Meeting. In order to permit proxies that have been timely received by Florida BancGroup to be voted for an adjournment, we are submitting this Proposal as a separate matter for your consideration. If it is necessary to adjourn the Annual Meeting and the adjournment is for a period of less than 30 days, no notice of the time or place of the reconvened meeting will be given to shareholders, other than an announcement made at the Annual Meeting.

The Board of Directors Recommends that Shareholders Vote “For”
the Adjournment of the Annual Meeting.

SHAREHOLDER PROPOSALS

     In order to be eligible for inclusion in Florida BancGroup’s proxy materials for the 2003 Annual Meeting, any shareholder’s proposal to take action at that meeting must be received at our corporate office at 2202 North West Shore Boulevard, Suite 150, Tampa, Florida 33607, by no later than November 16, 2002. Any such proposal shall be subject to the requirements of the proxy rules (Regulation 14A) adopted under the Securities Exchange Act of 1934.

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FLORIDA BUSINESS BANCGROUP, INC. • PROXY STATEMENT 2202 North West Shore Boulevard, Suite 150 • Tampa, Florida 33607

NOTICE OF BUSINESS TO BE CONDUCTED AT AN
ANNUAL MEETING AND SHAREHOLDER NOMINATIONS

     Our Bylaws provide an advance notice procedure for bringing certain business, including nominations for directors, before an Annual Meeting. For a shareholder to properly bring business before an Annual Meeting, the shareholder must give written notice to Florida BancGroup’s Corporate Secretary not less than five days before the time originally fixed for such meeting.

SOLICITATION

     The cost of soliciting proxies on behalf of the Board of Directors for the Annual Meeting will be borne by Florida BancGroup. Proxies may be solicited by directors, officers or our regular employees, in person or by telephone, e-mail or mail. We are requesting persons and entities holding shares in their names, or in the names of their nominees, to send proxy materials to, and obtain proxies from, such beneficial owners. Those persons and entities will be reimbursed for their reasonable out-of-pocket expenses.

OTHER MATTERS WHICH MAY PROPERLY COME BEFORE
THE ANNUAL MEETING

     The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting, other than those matters described in this Proxy Statement. If any other matter should properly come before the Annual Meeting, however, it is intended that the proxies solicited hereby will be voted in accordance with the judgment of the person or persons voting the proxies. If you do not wish to extend such authority, you may limit your proxy by marking the appropriate box on the Proxy Card.

AVAILABILITY OF OTHER INFORMATION

     Accompanying this Proxy Statement is Florida BancGroup’s 2001 Form 10-KSB, which includes the Company’s audited financial statements. Form 10-KSB also serves as the Annual Report to Shareholders and Annual Disclosure Statement. Additional copies of Florida BancGroup’s Annual Report on Form 10-KSB are available to shareholders at no charge. Any shareholder who would like an additional copy may contact Marti J. Warren, Chief Financial Officer, Florida BancGroup, Inc., 2202 North West Shore Boulevard, Suite 150, Tampa, Florida 33607, telephone number (813) 281-0009.

     Florida BancGroup currently files periodic reports (including Form 10-KSBs, Form 10-QSBs, Proxy Statements, etc.) with the Securities and Exchange Commission. These periodic reports are filed electronically via EDGAR and are available for review on the SEC website at www.sec.gov or can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission at its Public Reference Section, 450 Fifth Street, NW, Washington, DC.

Florida Business BancGroup, Inc.
Dated March 15, 2002

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FLORIDA BUSINESS BANCGROUP, INC. • PROXY STATEMENT 2202 North West Shore Boulevard, Suite 150 • Tampa, Florida 33607

REVOCABLE PROXY
FLORIDA BUSINESS BANCGROUP, INC.
ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints A. Bronson Thayer and Lawrence A. Dimmitt, III, and each of them, with full powers of substitution, to act as proxy for, and attorney-in-fact, to vote all shares of the common stock of Florida Business BancGroup, Inc. (“Florida BancGroup”) which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held at Profusion Restaurant, Second Floor, International Plaza, 2223 North West Shore Boulevard, Tampa, Florida 36607, on Tuesday, April 16, 2002, at 3:00 p.m., Eastern Time, and at any and all adjournments thereof.

The undersigned shareholder of Florida BancGroup may revoke this Proxy at any time before it is voted by either delivering a written notice of revocation to Florida BancGroup, delivering a duly executed Proxy bearing a later date to Florida BancGroup, or by attending the Annual Meeting and voting in person.

THE FOLLOWING PROPOSALS ARE BEING ACTED UPON:

PROPOSAL I: The Election of Three Class II Directors Each for Three Year Terms.
Class II
Note: To withhold authority to vote for any individual nominee, strike a line through that nominee’s name.
John C. Bierley Robert A. Monroe Eric M. Newman
WITHHOLD
	FOR	AUTHORITY
	☐	☐

PROPOSAL II: The Ratification of the Appointment of	FOR	AGAINST	ABSTAIN
Hacker, Johnson & Smith, P.A., as the Independent	☐	☐	☐
Auditor for Florida BancGroup and its wholly-owned
subsidiary, for the fiscal year ending December 31, 2002.

PROPOSAL III: The Adjournment of the Annual	FOR	AGAINST	ABSTAIN
Meeting to solicit additional proxies in the event there are	☐	☐	☐
not sufficient votes to approve any of the foregoing Proposals.

IN ITS DISCRETION, THE PROXY COMMITTEE IS AUTHORIZED TO TRANSACT AND TO VOTE UPON SUCH OTHER BUSINESS as may properly come before the Annual Meeting or any adjournment thereof, unless indicated otherwise by marking this box.  ☐

NOTE:  When properly executed, this Proxy will be voted in the manner directed by the undersigned shareholder. UNLESS CONTRARY DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS LISTED.

IMPORTANT:  Please sign your name exactly as it appears on this Proxy Card. When shares are held by joint tenants, both should sign, when signing as attorney, executor, administrator, agent, trustee or guardian, please give full title. If shareholder is a corporation, please sign in full corporate name by president or other authorized officer. If shareholder is a partnership, please sign in partnership name by authorized person.

The undersigned acknowledges receiving from Florida BancGroup, prior to the execution of the Proxy, a Notice of the Annual Meeting, a Proxy Statement dated March 15, 2002, and the 2001 Annual Report on Form 10-KSB.

Signature:
STICKER

Signature, if held jointly

Date:

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FLORIDA BUSINESS BANCGROUP, INC. • PROXY STATEMENT 2202 North West Shore Boulevard, Suite 150 • Tampa, Florida 33607